SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  April 1, 1999



                                   Empi, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-9387                                           41-1310335
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                599 Cardigan Road
                            St. Paul, Minnesota 55126
               (Address of Principal Executive Offices) (Zip Code)


                                  651-415-9000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

         Effective April 1, 1999, Empi, Inc. (the "Company") restructured its business by transferring its manufacturing business and certain of its administrative functions to a newly-created subsidiary named Empi Corp., which is wholly owned by the Company. As a result of the corporate restructuring, Empi Corp. became the employer of certain employees currently employed by the Company; and Empi Corp. assumed certain employee pension, welfare and fringe benefit plans currently sponsored by the Company.




Item 7.           Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 1999


                                  EMPI, INC.


                                  By  /s/ Joseph E. Lapewicz
                                  Joseph E. Laptewicz, Chief Executive Officer